UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2011 (November 10, 2011)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500 Des Moines, Iowa		50309-2580
(Address of principal executive offices)		(Zip code)

515-242-4300
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On November 10, 2011, at the direction of MidAmerican Energy Holdings Company ("MidAmerican"), The Bank of New York Mellon Trust Company, N.A., the Trustee, notified the registered holders of the optional redemption on December 1, 2011 ("Redemption Date") of all of the outstanding CalEnergy Capital Trust III 6 1/2% Convertible Trust Preferred Securities due September 1, 2027 at a redemption price of $191.1 million plus all accrued and unpaid distributions to but excluding the Redemption Date of $3.1 million. The redemption is subject to MidAmerican's deposit of sufficient funds with the Trustee prior to the Redemption Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: November 14, 2011
/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President
and General Counsel

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